EXHIBIT 24.1

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint John D. Finnegan, W. Andrew Macan and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) any registration statement on Form S-3 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), and all amendments and post-effective amendments to any such Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation, including, without limitation, senior, subordinated and junior debt securities; preferred stock; common stock, depository shares representing fractional interest in shares of preferred stock or debt securities; warrants to purchase debt securities; preferred stock; common stock or other securities; stock purchase contracts to purchase preferred stock or common stock; stock purchase units; trust preferred securities and any other securities described therein, (b) any registration statement and any and all amendments thereto, relating to the offer covered by such Registration Statement filed pursuant to Rule 462 under the Securities Act and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and (c) any registration statement on Form S-8 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement relating to the purchase of equity of The Chubb Corporation under the Capital Accumulation Plan of The Chubb Corporation, Chubb & Son Inc. and Participating Affiliates and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

February 27, 2013	/S/ ZOË BAIRD BUDINGER
(Date)	Zoë Baird Budinger

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint John D. Finnegan, W. Andrew Macan and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) any registration statement on Form S-3 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), and all amendments and post-effective amendments to any such Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation, including, without limitation, senior, subordinated and junior debt securities; preferred stock; common stock, depository shares representing fractional interest in shares of preferred stock or debt securities; warrants to purchase debt securities; preferred stock; common stock or other securities; stock purchase contracts to purchase preferred stock or common stock; stock purchase units; trust preferred securities and any other securities described therein, (b) any registration statement and any and all amendments thereto, relating to the offer covered by such Registration Statement filed pursuant to Rule 462 under the Securities Act and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and (c) any registration statement on Form S-8 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement relating to the purchase of equity of The Chubb Corporation under the Capital Accumulation Plan of The Chubb Corporation, Chubb & Son Inc. and Participating Affiliates and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

February 27, 2013	/S/ SHEILA P. BURKE
(Date)	Sheila P. Burke

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint John D. Finnegan, W. Andrew Macan and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) any registration statement on Form S-3 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), and all amendments and post-effective amendments to any such Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation, including, without limitation, senior, subordinated and junior debt securities; preferred stock; common stock, depository shares representing fractional interest in shares of preferred stock or debt securities; warrants to purchase debt securities; preferred stock; common stock or other securities; stock purchase contracts to purchase preferred stock or common stock; stock purchase units; trust preferred securities and any other securities described therein, (b) any registration statement and any and all amendments thereto, relating to the offer covered by such Registration Statement filed pursuant to Rule 462 under the Securities Act and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and (c) any registration statement on Form S-8 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement relating to the purchase of equity of The Chubb Corporation under the Capital Accumulation Plan of The Chubb Corporation, Chubb & Son Inc. and Participating Affiliates and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

February 11, 2013	/S/ JAMES I. CASH, Jr.
(Date)	James I. Cash, Jr.

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint John D. Finnegan, W. Andrew Macan and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) any registration statement on Form S-3 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), and all amendments and post-effective amendments to any such Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation, including, without limitation, senior, subordinated and junior debt securities; preferred stock; common stock, depository shares representing fractional interest in shares of preferred stock or debt securities; warrants to purchase debt securities; preferred stock; common stock or other securities; stock purchase contracts to purchase preferred stock or common stock; stock purchase units; trust preferred securities and any other securities described therein, (b) any registration statement and any and all amendments thereto, relating to the offer covered by such Registration Statement filed pursuant to Rule 462 under the Securities Act and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and (c) any registration statement on Form S-8 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement relating to the purchase of equity of The Chubb Corporation under the Capital Accumulation Plan of The Chubb Corporation, Chubb & Son Inc. and Participating Affiliates and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

February 8, 2013	/S/ LAWRENCE W. KELLNER
(Date)	Lawrence W. Kellner

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint John D. Finnegan, W. Andrew Macan and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) any registration statement on Form S-3 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), and all amendments and post-effective amendments to any such Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation, including, without limitation, senior, subordinated and junior debt securities; preferred stock; common stock, depository shares representing fractional interest in shares of preferred stock or debt securities; warrants to purchase debt securities; preferred stock; common stock or other securities; stock purchase contracts to purchase preferred stock or common stock; stock purchase units; trust preferred securities and any other securities described therein, (b) any registration statement and any and all amendments thereto, relating to the offer covered by such Registration Statement filed pursuant to Rule 462 under the Securities Act and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and (c) any registration statement on Form S-8 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement relating to the purchase of equity of The Chubb Corporation under the Capital Accumulation Plan of The Chubb Corporation, Chubb & Son Inc. and Participating Affiliates and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

February 9, 2013	/S/ MARTIN G. MCGUINN
(Date)	Martin G. McGuinn

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint John D. Finnegan, W. Andrew Macan and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) any registration statement on Form S-3 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), and all amendments and post-effective amendments to any such Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation, including, without limitation, senior, subordinated and junior debt securities; preferred stock; common stock, depository shares representing fractional interest in shares of preferred stock or debt securities; warrants to purchase debt securities; preferred stock; common stock or other securities; stock purchase contracts to purchase preferred stock or common stock; stock purchase units; trust preferred securities and any other securities described therein, (b) any registration statement and any and all amendments thereto, relating to the offer covered by such Registration Statement filed pursuant to Rule 462 under the Securities Act and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and (c) any registration statement on Form S-8 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement relating to the purchase of equity of The Chubb Corporation under the Capital Accumulation Plan of The Chubb Corporation, Chubb & Son Inc. and Participating Affiliates and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

February 6, 2013	/S/ LAWRENCE M. SMALL
(Date)	Lawrence M. Small

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint John D. Finnegan, W. Andrew Macan and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) any registration statement on Form S-3 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), and all amendments and post-effective amendments to any such Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation, including, without limitation, senior, subordinated and junior debt securities; preferred stock; common stock, depository shares representing fractional interest in shares of preferred stock or debt securities; warrants to purchase debt securities; preferred stock; common stock or other securities; stock purchase contracts to purchase preferred stock or common stock; stock purchase units; trust preferred securities and any other securities described therein, (b) any registration statement and any and all amendments thereto, relating to the offer covered by such Registration Statement filed pursuant to Rule 462 under the Securities Act and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and (c) any registration statement on Form S-8 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement relating to the purchase of equity of The Chubb Corporation under the Capital Accumulation Plan of The Chubb Corporation, Chubb & Son Inc. and Participating Affiliates and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

February 27, 2013	/S/ JESS SØDERBERG
(Date)	Jess Søderberg

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint John D. Finnegan, W. Andrew Macan and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) any registration statement on Form S-3 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), and all amendments and post-effective amendments to any such Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation, including, without limitation, senior, subordinated and junior debt securities; preferred stock; common stock, depository shares representing fractional interest in shares of preferred stock or debt securities; warrants to purchase debt securities; preferred stock; common stock or other securities; stock purchase contracts to purchase preferred stock or common stock; stock purchase units; trust preferred securities and any other securities described therein, (b) any registration statement and any and all amendments thereto, relating to the offer covered by such Registration Statement filed pursuant to Rule 462 under the Securities Act and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and (c) any registration statement on Form S-8 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement relating to the purchase of equity of The Chubb Corporation under the Capital Accumulation Plan of The Chubb Corporation, Chubb & Son Inc. and Participating Affiliates and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

February 27, 2013	/S/ DANIEL E. SOMERS
(Date)	Daniel E. Somers

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint John D. Finnegan, W. Andrew Macan and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) any registration statement on Form S-3 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), and all amendments and post-effective amendments to any such Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation, including, without limitation, senior, subordinated and junior debt securities; preferred stock; common stock, depository shares representing fractional interest in shares of preferred stock or debt securities; warrants to purchase debt securities; preferred stock; common stock or other securities; stock purchase contracts to purchase preferred stock or common stock; stock purchase units; trust preferred securities and any other securities described therein, (b) any registration statement and any and all amendments thereto, relating to the offer covered by such Registration Statement filed pursuant to Rule 462 under the Securities Act and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and (c) any registration statement on Form S-8 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement relating to the purchase of equity of The Chubb Corporation under the Capital Accumulation Plan of The Chubb Corporation, Chubb & Son Inc. and Participating Affiliates and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

April 30, 2013	/S/ WILLIAM C. WELDON
(Date)	William C. Weldon

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint John D. Finnegan, W. Andrew Macan and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) any registration statement on Form S-3 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), and all amendments and post-effective amendments to any such Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation, including, without limitation, senior, subordinated and junior debt securities; preferred stock; common stock, depository shares representing fractional interest in shares of preferred stock or debt securities; warrants to purchase debt securities; preferred stock; common stock or other securities; stock purchase contracts to purchase preferred stock or common stock; stock purchase units; trust preferred securities and any other securities described therein, (b) any registration statement and any and all amendments thereto, relating to the offer covered by such Registration Statement filed pursuant to Rule 462 under the Securities Act and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and (c) any registration statement on Form S-8 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement relating to the purchase of equity of The Chubb Corporation under the Capital Accumulation Plan of The Chubb Corporation, Chubb & Son Inc. and Participating Affiliates and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

February 12, 2013	/S/ JAMES M. ZIMMERMAN
(Date)	James M. Zimmerman

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint John D. Finnegan, W. Andrew Macan and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign (a) any registration statement on Form S-3 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), and all amendments and post-effective amendments to any such Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation, including, without limitation, senior, subordinated and junior debt securities; preferred stock; common stock, depository shares representing fractional interest in shares of preferred stock or debt securities; warrants to purchase debt securities; preferred stock; common stock or other securities; stock purchase contracts to purchase preferred stock or common stock; stock purchase units; trust preferred securities and any other securities described therein, (b) any registration statement and any and all amendments thereto, relating to the offer covered by such Registration Statement filed pursuant to Rule 462 under the Securities Act and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and (c) any registration statement on Form S-8 or other appropriate form (the “Registration Statement”) under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement relating to the purchase of equity of The Chubb Corporation under the Capital Accumulation Plan of The Chubb Corporation, Chubb & Son Inc. and Participating Affiliates and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

February 11, 2013	/S/ ALFRED W. ZOLLAR
(Date)	Alfred W. Zollar